Registration No. 33-12
                                                      1940 Act File No. 811-4401
                                                                     Rule 497(e)

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND
                    (AVAILABLE TO WISCONSIN RESIDENTS ONLY)

                       SUPPLEMENT DATED NOVEMBER 1, 2002
                                       TO
   PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED MAY 1, 2002

ACQUISITION OF HEARTLAND WISCONSIN TAX FREE FUND

     As of the close of business on November 1, 2002, the North Track Wisconsin Tax-Exempt Fund (the "Fund") completed its previously announced acquisition of substantially all of the assets of the Heartland Wisconsin Tax Free Fund (the "Heartland Fund"), a series of Heartland Group, Inc. In exchange for the Heartland Fund assets, the Fund issued Class A shares having an aggregate net asset value equal to the value of the Heartland Fund assets so acquired. Such Class A shares of the Fund were then distributed to the Heartland Fund shareholders, and the Heartland Fund was liquidated and dissolved. The Heartland Fund shareholders have thus become shareholders of the Fund. As a result of this acquisition, the total net assets of the Fund are now approximately $143 million.

     In connection with the transaction, B.C. Ziegler and Company ("Ziegler"), the investment adviser and distributor for the Fund, has agreed to waive fees and/or reimburse expenses through October 31, 2003 so that the Fund's annual operating expenses do not exceed 1.00% of average net assets. Moreover, following the transaction, former Heartland Fund shareholders will not have to pay a sales charge on purchases of additional Class A shares of the Fund or on exchanges of their Class A shares of the Fund for Class A shares of other mutual fund series of North Track Funds, Inc.

DEALER REALLOWANCES

     From November 1, 2002 to May 1, 2003, Ziegler will pay a reallowance to Se-lected Dealers in an amount equal to the full front-end sales load it receives on sales of Class A shares of the Fund.